SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 24, 2004

MedQuist Inc.

(Exact name of registrant as specified in its charter)

New Jersey	0-19941	22-2531298
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Greentree Centre

Suite 311

Marlton, NJ  08053

(address of principal executive offices)   (Zip Code)

Registrants’s telephone number, including area code: (856) 810-8000

Item 5.  Other Events.

                Attached as Exhibit 99.1 is a press release issued by the Registrant regarding a delay in the filing of its Annual Report on Form 10-K for the year ended December 31, 2003.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDQUIST INC.

Date:	March 24, 2004	By	/s/ John M. Suender
		Name:	John M. Suender
		Title:	Executive Vice President
and Chief Legal Officer